UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Altera Corporation issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Nathan Sarkisian
Nathan Sarkisian
Senior Vice President and Chief Financial Officer

Date: July 21, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 21, 2004